UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49552-P12581 JOURNEY MEDICAL CORPORATION 9237 E VIA DE VENTURA BLVD., SUITE 105 SCOTTSDALE, AZ 85258 JOURNEY MEDICAL CORPORATION 2024 Annual Meeting Vote by June 24, 2024 11:59 PM ET You invested in JOURNEY MEDICAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2024. Vote Virtually at the Meeting* June 25, 2024 11:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/DERM2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49553-P12581 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For All Nominees: 01) Lindsay A. Rosenwald, M.D. 02) Claude Maraoui 03) Neil Herskowitz 04) Justin Smith 05) Miranda Toledano 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For 3. Approve an amendment to the Company’s 2015 Stock Incentive Plan, as amended, to increase the number of shares of the Company’s common stock issuable thereunder by 3,000,000 and extend the term of that plan by ten years. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted in accordance with the Board of Directors’ recommendations and, accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in proposal 1, and FOR proposals 2 and 3.